TFLIC FREEDOM PREMIERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC Series Annuity Account

Supplement dated November 16, 2020

to the

Prospectus dated May 1, 2007

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Subject to shareholder approval, effective December 1, 2020, based on changes to the underlying portfolio, the following name and subadvisor change will occur:

EXISTING SUBACCOUNT NAME	NEW SUBACCOUNT NAME	EXISTING ADVISOR/SUBADVISOR	NEW ADVISOR/SUBADVISOR
TA Barrow Hanley Dividend Focused	TA Aegon Sustainable Equity Income	Barrow, Hanley, Mewhinney, & Strauss, LLC	Aegon Asset Management UK

The subadvisor change will not result in any change in the investment objective, policies, or fees of the applicable Subaccount.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.